U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report February 4, 2003


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


       0-22889                                            06-1453896
Commission File Number                      (I.R.S. Employer Identification No.)


   535 Migeon Avenue, Torrington , CT                        06790
(Address of Principal Executive Offices)                   (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


             ------------------------------------------------------
             (Former Name, Former Address and Former Fiscal Year if
                           Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Royal Precision, Inc. (the "Company"), on February 4, 2003, consummated the previously announced merger ("Merger") with a subsidiary of Royal Associates, Inc. pursuant to the Agreement and Plan of Merger dated September 12, 2002 between the Company, Royal Associates, Inc. and RA Merger Sub, Inc. ("Merger Agreement") as a result of which the Company is the surviving corporation, the public stockholders of the Company will receive payment of $0.10 per share (except for holders who properly exercise their dissenters rights of appraisal, who are entitled to appraised value for their shares), and the Company became a wholly-owned subsidiary of Royal Associates, Inc., which now owns 100% of the common stock of the Company. For further information concerning the transaction, reference is hereby made to the Merger Agreement and the disclosures contained in the Company's Definitive Information Statement dated January 6, 2003 ("Information Statement") included as an exhibit to the Rule 13E-3 Transaction Statement and amendments thereto previously filed by the Company and other filing persons with the Securities and Exchange Commission. The information contained in the Information Statement includes, among other things, (a) the names of the persons who control Royal Associates, Inc.; (b) the amount and source of the consideration used by Royal Associates, Inc. to consummate the Merger; (c) the basis of control; (d) a description of the Merger; (e) the percentages of voting securities beneficially owned by the officers, directors and holders of more than 5% of the voting securities of Royal Associates, Inc.;
(f) the identity of the holders of more than 5% of the voting securities of the Company from whom Royal Associates, Inc. acquired by Merger the common stock of the Company; as well as (g) the arrangements or understandings among the stockholders of Royal Associates, Inc. with respect to the stock of Royal Associates, Inc. and voting thereof. The Company has filed a certification and request with the Securities and Exchange Commission for early termination of the Company's public reporting requirements and of its registration under the Securities Exchange Act of 1934, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Exhibits. The following exhibits are furnished as a part of this report:

Exhibit No.
-----------

    2          Agreement   and  Plan  of  Merger   dated   September   12,  2002
               (incorporated by reference to Exhibit 16(d)(1) of Rule 13E-3 Transaction Statement, as amended, filed January 2, 2003).

   20 Information Statement dated January 6, 2003 (incorporated by reference to Exhibit 15(b) of Rule 13E-3 Transaction Statement, as amended, filed January 2, 2003).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROYAL PRECISION, INC.

Date: February 18, 2003                      By: /s/John C. Lauchnor
                                                 -------------------------------
                                                 John C. Lauchnor, its President

                                  EXHIBIT INDEX

                                                                   PAGE IN
                                                                   SEQUENTIALLY
EXHIBIT                                                            NUMBERED COPY
-------                                                            -------------

   2     Agreement and Plan of Merger dated September 12, 2002
         (incorporated by reference to Exhibit 16(d)(1) of Rule 13E-3 Transaction Statement, as amended, filed
         January 2, 2003)

  20 Information Statement dated January 6, 2003 (incorporated by reference to Exhibit 15(b) of Rule 13E-3 Transaction
         Statement, as amended, filed January 2, 2003)